UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2004

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On February 16, 2004, NCR and Optimal Robotics Corp. (Optimal) issued a press release announcing an agreement in principle for NCR to acquire the self-checkout business of Optimal. A copy of the press release is furnished as Exhibit 99.1 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: February 16, 2004	By:	/s/ PETER BOCIAN
Peter Bocian
Vice President and Interim Chief Financial Officer

Index to Exhibit

Exhibit No.	Description
99.1	Press Release dated February 16, 2004.